                                                                 Exhibit 21

EXHIBIT 21.                  PARENTS AND SUBSIDIARIES

    There is furnished a list of subsidiaries of Dresser Industries, Inc.
        as of October 31, 1995.

    See Note (a).


                                                                        % OF VOTING
                                                  STATE OR OTHER         SECURITIES
                                                  SOVEREIGN POWER         OWNED BY
                                                 UNDER THE LAWS OF       IMMEDIATE
                 NAME                             WHICH ORGANIZED          PARENT
---------------------------------------------    -----------------      -----------
AVA Italiana S.r.L.                                Italy                    100%
AVA Norway A/S                                     Norway                   100%
AVA S.A.R.L.                                       France                   100%
Baroid Corporation                                 Delaware                 100%
  Baroid Drilling Fluids, Inc.                     Delaware                 100%
    American Thai Barite Limited                   Thailand                 100%
    Atlantic Minerals and Products Corporation     Florida                  100%
      Sperry Sun International, Inc.               Delaware               78.26% (1)
         NL do Brazil Ltda.                        Brazil                   100%
        Sperry Sun Drilling Services (Cyprus)
          Ltd.                                     Cyprus                   100%
        Sperry-Sun Saudia Company Limited          Saudi Arabia              75% (2)
    Baroid Industrial Minerals, Inc.               Delaware                 100%
      Bentonite Corporation                        Delaware                 100%
    Petrotech Environmental Services, Inc.         Delaware                 100%
    Baroid Drilling Chemical Products Limited      Nigeria                   60% (2)
    Baroid International Inc.                      Delaware                 100%
      Baroid, S.A. de C.V.                         Mexico                    51%
      NL Baroid (Cameroon) S.A.R.L.                Cameroun                 100%
    Baroid of Nigeria Limited                      Nigeria                   60% (2)
    Baroid Rus Energy Services                     Russia                   100%
    Baroid Sales Export Corporation                Delaware                 100%
    Baroid Trading International, Inc.             Nevada                   100%
    Baroid de Venezuela, S.A.                      Venezuela               97.4% (3)
    Basin Surveys, Inc.                            West Virginia            100%
    Compania Transandina de Exportacion, Inc.      Delaware                 100%
    Industrial Reactor Laboratories, Inc.          New York                 100%
   Baroid International Trading Corporation        Delaware                 100%
    Baroid Australia Pty. Limited                  Australia                 90%
    Baroid Corporation A/S                         Norway                   100%
    Baroid Corporation of Canada, Ltd.             Canada                   100%
      Baroid Group (Partnership)                   Canada                    54% (4)
      DB Stratabit (Canada) Ltd.                   Canada                   100%
    Baroid (Far East) Pte. Ltd.                    Singapore                100%

EXHIBIT 21 - OCTOBER 31, 1995
Page 2

                                                                        % OF VOTING
                                                  STATE OR OTHER         SECURITIES
                                                  SOVEREIGN POWER         OWNED BY
                                                 UNDER THE LAWS OF       IMMEDIATE
                 NAME                             WHICH ORGANIZED          PARENT
---------------------------------------------    -----------------      -----------

    Baroid International, S.p.A.                   Italy                    100%
      Security DBS Italia S.r.L.                   Italy                    100%
    Baroid Pigmina Industrial e Comercial Ltda.    Brazil                   100%
    Baroid S.A.R.L.                                Tunisia                  100%
    Pacific Petroleum Products, Inc.               Delaware                  97%
      Minerales Andinos, S.A.                      Peru                     100%
    Petroleum Information & Equipment Services
      Pte. Ltd.                                    Singapore                100%
    Societe de Developpement de Barytine           Morocco                  100%
    Sperry-Sun de Ecuador S.A.                     Ecuador                  100%
  Baroid Management Company                        Delaware                 100%
  Baroid Technology, Inc.                          Delaware                 100%
  Canadian Baroid Sales Ltd.                       Canada                   100%
  DB Stratabit, Inc.                               Delaware                 100%
    DB Stratabit GmbH                              Germany                  100%
    DB Stratabit (M.E.) E.C.                       Bahrain                  100%
    DB Stratabit Pte. Ltd.                         Singapore                100%
    DB Stratabit S.A.                              Belgium                  100%
      DB Stratabit S.A.                            France                   100%
      DBS-Tunisie                                  Tunisia                  100%
    DB Stratabit S.A.R.L.                          Tunisia                  100%
    DB Stratabit (USA) Inc.                        Delaware                 100%
    Industrias DB Stratabit, C.A.                  Venezuela                100%
    Xinjiang DB Stratabit Bit and Tool
      Company Ltd.                                 China                     60%
  Sperry-Sun Drilling Services, Inc.               Delaware                 100%
    Drilling Services International, Inc.          Delaware                 100%
    Sperry-Sun de Venezuela, S.A.                  Venezuela                100%
    Tre-Tech, Inc.                                 Delaware                 100%
  Sub Sea International Inc.                       Delaware                 100%
    Sub Sea do Brasil-Servicos Submarinos Ltda.    Brazil                    90% (5)
    Sub Sea International Australia, Inc.          Delaware                 100%
    Sub Sea International New Zealand Inc.         Delaware                 100%
    Sub Sea Offshore Espana, S.A.                  Spain                    100%
    Sub Sea Offshore (Holdings) Limited            United Kingdom           100%
      Camera Alive                                 United Kingdom           100%
      Sub Sea Offshore Limited                     United Kingdom           100%
        Sub Sea Offshore Holdings Norge A/S        Norway                   100%
        SubSea Offshore Pte. Ltd.                  Singapore                100%

EXHIBIT 21 - OCTOBER 31, 1995
Page 3

                                                                     % OF VOTING
                                                 STATE OR OTHER       SECURITIES
                                                 SOVEREIGN POWER       OWNED BY
                                                UNDER THE LAWS OF     IMMEDIATE
                 NAME                            WHICH ORGANIZED        PARENT
--------------------------------------          -----------------    -----------
        Sub Sea Survey Limited                  Scotland                  50% (6)
    Sub Sea Offshore, Inc.                      Delaware                 100%
    Sub Sea Offshore (Nigeria) Limited          Nigeria                   75% (7)
    Sub Sea Overseas, Inc.                      Panama                   100%
    Sub Sea Underwater Associates, Inc.         Delaware                  51%
    Sub Sea Worldwide, Inc.                     Panama                   100%
    Subtec Middle East Limited                  Delaware                 100%
      Subtec Asia Limited                       Isle of Man              100%
        Subtec Laut Sdn. Bhd.                   Brunei                   100% (8)
        Subtec Middle East Company (Private)
            Limited                             Sharjah                  100%
          Subtec Offshore (Sabah) Sdn. Bhd.     Malaysia                  60%
          Subtec Off-Shoroe Support Limited     Cyprus                   100%
          Subtec (M) Sdn. Bhd.                  Malaysia                 100%
          Subtec Saudi Arabia Ltd.              Saudi Arabia              50% (9)
          Subtec Survey Services Limited        Isle of Man              100%
          Subtec S.T.B.S. Limited               Isle of Man              100%
        Subtec Marine Services Limited          Cyprus                   100%
          Yamado Enterprises Sdn. Bhd.          Brunei                   100%
    Wellstream, Inc.                            Delaware                 100%
Baroid Middle East Inc.                         Delaware                 100% (10)
Bredero Price Holding B.V.                      Netherlands              100%
  Bredero Price Coaters (Thailand) Limited      Thailand                 100%
  Bredero Price Coatings Pty. Ltd.              Australia                100%
  Bredero Price Colombia B.V.                   Netherlands              100%
  Bredero Price International B.V.              Netherlands              100%
    Zhanjiang Zhonghai Bredero Price
      Coasters Inc.                             China                     60%
  Bredero Price International, Inc.             Texas                    100%
  Bredero Price (Middle East) Limited           Cyprus                   100%
  Bredero Price (Nigeria) Limited               Nigeria                   60%
  Bredero Price Services Limited                England                  100%
  Bredero Price (West Africa) Limited           Cyprus                    60%
  Bredero Norway B.V.                           Netherlands              100%
    Bredero Price Norway A/S                    Norway                   100%
  Chalfont Limited                              Cyprus                   100% (11)
  Kapeq Trading Limited                         Cyprus                   100% (12)
  P.T. Bredero Price Indonesia                  Indonesia                 75%
  SIF-Isopipe S.A.                              France                   100%
  SIF Overseas Trading Limited                  Cyprus                   100% (11)
  Uniglobe Engineering Limited                  Cyprus                   100%
  Vosnoc Limited                                Cyprus                   100% (11)

EXHIBIT 21 - OCTOBER 31, 1995
Page 4

                                                                     % OF VOTING
                                                 STATE OR OTHER       SECURITIES
                                                 SOVEREIGN POWER       OWNED BY
                                                UNDER THE LAWS OF     IMMEDIATE
                 NAME                            WHICH ORGANIZED        PARENT
--------------------------------------          -----------------    -----------
Dresser AG                                      Liechtenstein            100%
  Dresser Anstalt                               Liechtenstein            100%
    Dresser Australia Pty. Ltd.                 Australia                100%
    Dresser Singapore Pte. Ltd.                 Singapore                100%
  Magcobar Manufacturing Nigeria Limited        Nigeria                   60%
  P.T. Dresser Magcobar Indonesia               Indonesia                 60%
Dresser Argentina S.A.                          Argentina                100%
Dresser Canada, Inc.                            Canada                    85% (13)
  Dresser Ireland Finance Company               Ireland                   78%
Dresser Congo S.A.R.L.                          Congo                    100%
Dresser Corporation                             Nevada                   100%
Dresser Far East, Inc.                          Delaware                 100%
 Dresser Oil Services Vietnam Limited           Vietnam                  100%
Dresser Foreign Sales Corporation Limited       Guam                     100%
Dresser Holding, Inc.                           Delaware                 100%
Dresser (Holdings) Limited                      England                76.89% (14)
  AVA (U.K.) Limited                            England                  100%
  Baroid Corporation Limited                    United Kingdom           100%
    Baroid Limited                              United Kingdom           100%
    DB Stratabit Limited                        United Kingdom           100%
      Strata Bit Limited                        Scotland                 100%
    Dresser Drilling and Production
       Services Limited                         United Kingdom           100%
    Sperry-Sun (U.K.) Limited                   United Kingdom           100%
  Dresser Acquisitions Limited                  England                  100%
    North Sea Assets PLC                        Scotland                 100%
      British Underwater Engineering Limited    England                  100%
         Bue Ships Ltd.                         England                  100%
      Grangecrest Ltd.                          England                  100%
      HMB Subwork Limited                       Scotland                 100%
         Sub Sea Norge A/S                      Norway                   100%
      Improv (UK) Ltd.                          Scotland                 100%
      SeaMark Systems Limited                   Scotland                 100%
         SeaMark Systems Norge AS               Norway                   100%
  Dresser Holmes Limited                        England                  100%
    George Street Parade Limited                England                  100%
  Dresser U.K. Limited                          England                  100%
  Dresser U.K. Pensions Limited                 England                  100%
  M. W. Kellogg (Eastern Hemisphere) Limited    England                  100%
  M. W. Kellogg Limited                         England                   55%
    KESA Limited                                England                  100%

EXHIBIT 21 - OCTOBER 31, 1995
Page 5

                                                                        % OF VOTING
                                                  STATE OR OTHER         SECURITIES
                                                  SOVEREIGN POWER         OWNED BY
                                                 UNDER THE LAWS OF       IMMEDIATE
                 NAME                             WHICH ORGANIZED          PARENT
---------------------------------------------    -----------------      -----------
      K.R.S.A. Limited                             England                  100%
    Kellogg Construction Limited                   England                  100%
    Kellogg Offshore Limited                       England                  100%
    Kellogg Plant Services Limited                 England                  100%
    M. W. Kellogg International Limited            England                  100%
    M. W. Kellogg (Pensions) Limited               England                  100%
    MWKL Field Services Limited                    Cayman Islands           100%
    MWKL Middle East Limited                       England                  100%
  Mono Group Limited                               Scotland                 100%
    Mono Pumps Limited                             England                  100%
    Mono Pumps (Australia) Pty. Limited            Australia                100%
    Mono Pumps (New Zealand) Limited               New Zealand              100%
  T K Valve Holdings Limited                       England                  100%
    T K Valve Limited                              England                  100%
      T K Valve (Abu Dhabi) Limited                Scotland                 100%
      T K Valve (Europe) Limited                   Scotland                 100%
      T K Valve (Borneo) Limited                   Scotland                 100%
    T K Valve (Singapore) Pte. Ltd.                Singapore                100%
Dresser Industria e Comercio Ltda.                 Brazil                   100%
Dresser International, Ltd.                        Delaware                 100%
Dresser Investments N.V.                           Netherlands Antilles     100%
Dresser Korea, Inc.                                Korea                    100%
Dresser Minerals International, Inc.               Texas                    100%
Dresser-Nagano, Inc.                               Delaware                71.4%
Dresser Norge A/S                                  Norway                   100%
Dresser Oilfield Gabon S.a.r.L.                    Gabon                     95% (15)
Dresser Oilfiled Services, Inc.                    Delaware                 100%
Dresser-Rand Canada, Inc.                          Canada                    51%
Dresser-Rand Company (Partnership)                 New York                  51%
  Dresser-Rand Argentina S.A.                      Argentina                100%
  Dresser-Rand Compression Services, S.A.          Switzerland              100%
  Dresser-Rand Holding Company                     Delaware                 100%
    Dresser-Rand B.V.                              Netherlands              100%
    Dresser-Rand GmbH                              Germany                  100%
    Dresser-Rand Japan Ltd.                        Japan                    100%
    Dresser-Rand Overseas Sales Company            Delaware                 100%
      Dresser-Rand (U.K.) Ltd.                     England                  100%
    Dresser-Rand Sales Company, S.A.               Switzerland              100%
      Dresser-Rand Services, S.a.r.L.              Switzerland              100%
    Dresser-Rand de Venezuela S.A.                 Venezuela                100%
    Turbodyne Electric Power Corporation           Delaware                 100%
  Dresser-Rand International B.V.                  Netherlands              100%
  Dresser-Rand Italia S.r.L.                       Italy                    100%

EXHIBIT 21 - OCTOBER 31, 1995
Page 6

                                                                        % OF VOTING
                                                  STATE OR OTHER         SECURITIES
                                                  SOVEREIGN POWER         OWNED BY
                                                 UNDER THE LAWS OF       IMMEDIATE
                 NAME                             WHICH ORGANIZED          PARENT
---------------------------------------------    -----------------      -----------

  Dresser-Rand Machinery Repair Belgie N.V.        Belgium                  100%
  Dresser Rand de Mexico, S.A. de C.V.             Mexico                   100%
  Dresser-Rand Power, Inc.                         Delaware                 100%
    Dresser-Rand Comercio e Industria
      Ltda.                                        Brazil                   100%
    Dresser-Rand A/S                               Norway                   100%
    Dresser-Rand (SEA) Pte. Ltd.                   Singapore                100%
  Dresser-Rand S.A.                                France                   100%
  Dresser-Rand Services B.V.                       Netherlands              100%
    Dresser-Rand Czech spol. S r.o.                Czechoslavalkia          100%
Dresser Services, Inc.                             Delaware                 100%
Dresser de Venezuela, C.A.                         Venezuela                100%
Fann Instrument Company                            Delaware                 100%
M. W. Kellogg-Delaware Inc.                        Delaware                 100%
  Kellogg Oil & Gas Inc.                           Delaware                 100%
    Bredero Price Company                          Delaware                 100%
  M. W. Kellogg Company, The                       Delaware                 100%
     Kellogg Capital Corporation                   Delaware                 100%
     Kellogg Pan American C.A.                     Venezuela                100%
     M. W. Kellogg Technology Company              Delaware                 100%
     M. W. Kellogg Holdings, Inc.                  Delaware                 100%
       Aromatics Plant Services Limited            Delaware                 100%
       Conkel, S. de R.L. de C.V.                  Mexico                   100%
       Intercontinental Services Limited           Virgin Islands           100%
       KCI Constructors, Inc.                      Delaware                 100%
       KPA, S.A. de C.V.                           Mexico                   100%
       KRW Energy Systems Inc.                     Delaware                  80%
       Kellogg Cardon, C.A.                        Venezuela                100%
       Kellogg China Consultants Inc.              Delaware                 100%
       Kellogg China Inc.                          Delaware                 100%
       Kellogg Development Corporation             Delaware                 100%
       Kellogg Far East, Inc.                      Delaware                 100%
       Kellogg ISL Limited                         Cayman Islands           100%
       Kellogg India Limited                       Delaware                 100%
       Kellogg Indonesia, Inc.                     Delaware                 100%
       Kellogg International Corporation           Delaware                 100%
       Kellogg International Services Corporation  Delaware                 100%
       Kellogg International Services Limited      Cayman Islands           100%
       Kellogg Iran, Inc.                          Delaware                 100%
       Kellogg Iraq Limited                        Delaware                 100%
       Kellogg Italy, Inc.                         Delaware                 100%
       Kellogg Korea, Inc.                         Delaware                 100%
       Kellogg Malaysia, Inc.                      Delaware                 100%
       Kellogg (Malaysia) Sdn. Bhd.                Malaysia                 100%
       Kellogg Mexico, Inc.                        Delaware                 100%

EXHIBIT 21 - OCTOBER 31, 1995
Page 7

                                                                  % OF VOTING
                                               STATE OR OTHER      SECURITIES
                                              SOVEREIGN POWER      OWNED BY
                                              UNDER THE LAWS OF    IMMEDIATE
                 NAME                          WHICH ORGANIZED       PARENT
-------------------------------------------   -----------------   -----------
  Kellogg Middle East Limited                     Delaware            100%
  Kellogg Middle East Services Inc.               Delaware            100%
  Kellogg Nigeria Inc.                            Delaware            100%
  Kellogg Overseas Construction Corporation       Delaware            100%
  Kellogg Overseas Corporation                    Delaware            100%
  Kellogg Overseas Services Corporation           Panama              100%
  Kellogg Pan American Corporation                Delaware            100%
  Kellogg Plant Services Inc.                     Delaware            100%
  Kellogg Rust Services Inc.                      Delaware            100%
  Kellogg Rust Synfuels, Inc.                     Delaware            100%
  Kellogg Saudi Arabia Limited                    Delaware            100%
  Kellogg Services, Inc.                          Delaware            100%
  Kuwait Kellogg Ltd.                             Delaware            100%
  Middle East Technologies, Inc.                  Delaware            100%
  M. W. Kellogg Company Limited                   Canada              100%
  M. W. Kellogg Constructors Inc.                 Delaware            100%
  Pullman Incorporated Capital Corporation        Delaware            100%
  Pullman Kellogg Algeria Inc.                    Delaware            100%
  Pullman Kellogg Plant Services Algeria,
   Inc.                                           Delaware            100%
  Societe Kellogg                                 Delaware            100%
Masoneilan International, Inc.                    Delaware            100%
 DB Stratabit B.v.                                Netherlands         100%
 Dresser B.V.                                     Netherlands         100% (16)
  Dresser Europe S.A.                             Belgium             100%
   Ebro-Electronic GmbH                           Germany             100% (17)
  Dresser Industrial Products B.V.                Netherlands         100%
   AVA Netherlands B.V.                           Netherlands         100%
  Dresser Japan Ltd.                              Japan               100%
  Dresser Netherlands B.V.                        Netherlands         100%
   Dresser Wayne AB                               Sweden              100%
  Dresser Produits Industriels                    France              100%
   Kellogg France, S.A.                           France              100%
  Dresser Oilfield Services B.V.                  Netherlands         100%
 Dresser Italia S.p.A.                            Italy                99% (18)
  Grove S.p.A.                                    Italy               100%
  Grove Valve and Regulator Company               California          100%
   Grove Foreign Sales Corporation                Barbados            100%
   Grove UK Ltd.                                  England             100%
   Grove Scandinavia A/S                          Norway              100%
   Ledeen Italia S.p.A.                           Italy               100%
Masoneilan HP + HP GmbH                           Germany             100%
Masoneilan Internacional, S.A. de C.V.            Mexico              100%
Masoneilan S.A.                                   Spain                75% (19)
Masoneilan (S.E.A.) Pte. Ltd.                     Singapore           100%

EXHIBIT 21 - OCTOBER 31, 1995
Page 8

                                                                  % OF VOTING
                                               STATE OR OTHER      SECURITIES
                                              SOVEREIGN POWER      OWNED BY
                                              UNDER THE LAWS OF    IMMEDIATE
                 NAME                          WHICH ORGANIZED       PARENT
-------------------------------------------   -----------------   -----------
P.T. Security Mulia Indonesia                     Indonesia            70%
Property and Casualty Insurance, Limited          Bermuda             100%
Property and Casualty Insurance Ltd. - U.S.       Vermont             100%
Triconos Mineros S.A.                             Chile               100%
Wheatley TXT Corp.                                Delaware            100%
   Axelson Canada, Inc.                           Delaware            100%
   Axelson, Inc.                                  Delaware            100%
   Axelson Pump Company                           Delaware            100%
   Clif Mock Company                              Delaware            100%
   Texsteam Inc.                                  Delaware            100%
   Tom Wheatley Valve Company                     Delaware            100%
   Wheatley Corporation                           Delaware            100%
   Wheatley Gaso Inc.                             Delaware            100%
   Wheatley Pump Incorporated                     Delaware            100%
Worthington Corporation                           Delaware            100%
Worthington do Brasil, Inc.                       Delaware            100%
Worthington Pump Inc.                             Delaware            100%
  Ingersoll-Dresser Pumps de Colombia, S.A.       Colombia             93% (20)

 (a) The names of certain subsidiaries of Registrant have been omitted since the unnamed subsidiaries considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

(1)  Remaining 21.74% owned by Sperry-Sun Drilling Services Inc.

(2)  Shares held in trust by NL Industries, Inc.

(3)  Remaining 2.7% held by various individuals.

(4) Remaining owned by Canadian Branch of Baroid Equipment Canada, Inc. (30.7%) and by DB Stratabit (Canada) Ltd. (15.3%).

(5)  Remaining 10% owned by Sub Sea International Australia Inc.

(6)  Remaining 50% owned by Sub Sea Offshore (Holdings) Limited.

(7) Shares held in trust by Seun Oyefess (99%) and Mrs. Olympia Abeka Oyefess (1%).

(8) Shares held in trust by Datu Hulubalong Hj Abd Wahab 50% and Hj Mohd Akib Bin Ghani 50% for the benefit of Subtec Asia Ltd.

(9) Remaining 50% held by Majid Salamah for the benefit of Subtec Middle East Company (Private) Limited

EXHIBIT 21 - OCTOBER 31, 1995
Page 9


(10) Shares held for the benefit of Dresser Industries, Inc. However shares have not been subscribed.

(11) Shares held in trust by Abacus (Nominees) Limited (99.9%) and Abacus (Cyprus) Limited (.1%).

(12) Shares held in trust by Abacus (Cyprus) Limited (50%) and Abacus (Nominees) Limited (50%).

(13) Remaining 15% owned by Wheatley Gaso Inc.

(14) Remaining 23.11% held by Baroid International Trading Corporation (22.66%); Dresser AG (.45%). 100% of the issued preferred voting shares are owned by Dresser Canada, Inc.

(15) Remaining 5% owned by Dresser Minerals International, Inc.

(16) 100% of issued voting preference shares held by Dresser Anstalt.

(17) Share holding interest actually held by German Branch of Dresser Europe
     S.A.

(18) Remaining 1% owned by Dresser B.V.

(19) Remaining 25% owned by Dresser Produits Industriels.

(20) Remaining 7% owned by Dresser Minerals International, Inc. (1.8%); Dresser International, Ltd. (1.8%); Dresser Industries, Inc. (1.7%); Worthington Corporation (1%); and Dresser Holding, Inc.(.7%).